                                 POWER OF ATTORNEY

     The undersigned hereby appoints Mary Ann Frantz and Michael D. Mulholland, signing singly, the undersigned's true and lawful attorney-in-fact to:

     1. Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of CytoDyn Inc. (the "Company"), Forms 3,
4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company, including forms required to generate codes for the Securities and Exchange Commission's electronic filing system; and

     2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States
Securities and Exchange Commission and any stock exchange or similar authority as appropriate.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, and the Company is not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersignedis no longer subject to Section 16 of the Securities Exchange Act of
1934 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2013.

                                        /s/ Alan Bruce Montgomery
                                        -------------------------

Signature

                                        Alan Bruce Montgomery
                                        ---------------------

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